EXHIBIT 32.2

CERTIFICATION OF PRINCIPAL FINANCIAL OFFICER
PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002 (18 U.S.C. § 1350)

I, John T. McLaughlin, of US Dataworks, Inc. certify pursuant to section 906 of the Sarbanes-Oxley Act of 2002 that:

(i)        the Annual Report on Form 10-K for the fiscal year ended March 31, 2009 (the “Report”), which this statement accompanies fully complies with the requirements of section 13(a) of the Securities Exchange Act of 1934, and

(ii)        the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of US Dataworks, Inc. as of the dates and for the periods expressed in the Report.

Dated: June 29, 2009

/s/ John T. McLaughlin John T. McLaughlin Chief Accounting Officer (Principal Financial Officer)